EXHIBIT 99.3

SECURITY AGREEMENT

This Security Agreement (the “Security Agreement”) is made as of December 22, 2020 by and between CAMBER ENERGY, INC., a Nevada corporation (the “Company”) whose principal address is 1415 Louisiana Street, Suite 3500, Houston, Texas 77002, and _______________________, a _________________________ (the “Secured Party”) whose principal address is _________________________. The Company and the Secured Party may be hereinafter referred to singularly as a “Party” or collectively as the “Parties”.

W I T N E S S E T H:

WHEREAS, the Parties have entered into that certain Promissory Note dated effective as of December 22, 2020 (the “Promissory Note”) under which the Company has agreed to pay the Secured Party those certain amounts outstanding under the Promissory Note from time to time, the principal amount not to exceed Twelve Million and No/100 Dollars ($12,000,000.00), a true and complete copy of which is attached as Exhibit A to this Security Agreement. Certain capitalized terms used, but not defined, herein, shall have the meanings given to such terms in the Promissory Note;

NOW, THEREFORE, it is hereby agreed by the Parties as follows:

1. Defined Terms.

As used in this Security Agreement, the following terms shall have the following meanings:

“Ancillary Agreements” means the Security Agreement-Pledges that shall be executed by the Company and all of its subsidiaries in favor of the Secured Party, dated as of even date herewith and guarantees to be executed by any subsidiaries or entities that are owned by or controlled directly or indirectly by the Company as of the date of this Security Agreement or whenever thereafter acquired by the Company.

“Collateral” has the meaning specified in Section 2.

“Event of Default” has the meaning specified in Section 10.

“Proceeds” means all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, Collateral, including, without limitation, all claims of the Company against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

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“Receivables” means all “accounts”, “chattel paper”, “instruments”, “documents”, “general intangibles” (including “payment intangibles”) (as each such term is defined in the UCC) and other obligations owed to the Company of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and whether or not evidenced by a written agreement, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts including support agreements (as such term is defined in the UCC) (all such written or unwritten agreements, security agreements, leases and other contracts, including all support agreements, being the “Related Contracts”), securing or otherwise relating to any such accounts, chattel paper, instruments, documents, general intangibles or other obligations.

“Secured Liabilities” means all present and future obligations and liabilities (whether actual or contingent and whether now or hereafter owed jointly or severally or as principal, Company, guarantor, surety or otherwise or as the equivalent obligor under the laws of any jurisdiction) of the Company pursuant to the terms of the Promissory Note, together with:

(i) all costs, charges and expenses incurred by the Secured Party in connection with or arising out of the protection, preservation or enforcement of the Secured Party’s rights under the Promissory Note;

(ii) any modification, renewal or extension of or increase in any of those obligations or liabilities;

(iii) any claim for damages or restitution in the event of rescission of any of those obligations or liabilities or otherwise in connection with the Promissory Note;

(iv) any claim against the Company flowing from the recovery by the Company of a payment or discharge in respect of any of those obligations or liabilities on grounds of preference or otherwise;

(v) all other amounts now or in the future owed by the Company to the Secured Party pursuant to the terms of the Promissory Note; and

(vi) any amounts that would be included in any of the foregoing but for any discharge, non-provability, unenforceability or non-allowability of the same in any insolvency, bankruptcy or other proceedings.

“Security Interest” means the security interest granted in accordance with Section 2, as well as all other security interests created or assigned as additional Collateral for the Secured Liabilities in accordance with the provisions of this Security Agreement or otherwise.

“Subsidiary” or “Subsidiaries” means any legally existing entity that the Company owns in whole or if in part, has control of greater than a majority of the equity ownership and/or a majority voting control thereof.

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“UCC” means the Uniform Commercial Code in effect from time to time in the State of Texas; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Texas, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such perfection or effect of perfection or non-perfection.

2. Security Interest.

(a) In order to secure the full and punctual payment of the Secured Liabilities in accordance with the terms thereof, including to secure the performance of all of the obligations of the Company under the Promissory Note, the Company hereby grants and assigns to the Secured Party a continuing security interest in and to all right, title and interest of the Company (but, for the avoidance of doubt, not its Subsidiaries) in all of the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the “Collateral”):

(i) Accounts. All accounts (as such term is defined in Article 9 of the UCC) whether now owned or existing or hereafter arising or acquired by the Company, and all returned or repossessed goods arising from or relating to any such accounts, or other proceeds of any sale, lease or other disposition of inventory, and expressly including all notes, drafts, acceptances, instruments and chattel paper arising from any of the foregoing, and all refunds and rights to reimbursement.

(ii) Inventory. All inventory (as such term is defined in Article 9 of the UCC), including all goods, merchandise, raw materials, work in process, finished goods and other tangible personal property, wheresoever located, whether now owned or existing or hereafter arising or acquired by the Company, and (a) leased by the Company as lessor, (b) held for sale or lease or furnished or to be furnished under contracts for service, (c) furnished by the Company under a contract of service, or (d) used or consumed in the Company’s business, and all additions and accessions thereto and all purchase orders, leases and contracts with respect thereto and all documents of title evidencing or representing any part thereof, and all products and proceeds thereof, whether in the possession of the Company, a warehouseman, a bailee, or any other person.

(iii) Fixtures. All fixtures (as such term is defined in Article 9 of the UCC) and appurtenances thereto, whether now owned or existing or hereafter arising or acquired by the Company, and such other goods, chattels, fixtures, equipment and personal property affixed or in any manner attached to the real estate and/or building(s) or structure(s), including all attachments, appurtenances, additions and accessions thereto and replacements thereof and articles in substitution therefor, howsoever attached or affixed (together with all tools, components, parts and equipment now or hereafter added to or used in connection with the foregoing).

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(iv) Equipment. All equipment (as such term is defined in Article 9 of the UCC) of every nature and description whatsoever, whether now owned or existing or hereafter arising or acquired by the Company, including all appurtenances and additions and accessions thereto and substitutions therefor and replacements thereof, wheresoever located, including all tools, parts, components and accessories used in connection therewith, and expressly including all vehicles, rolling stock, and goods (as such term is defined in Article 9 of the UCC) other than inventory, farm products and consumer goods.

(v) General Intangibles. All general intangibles (as such term is defined in Article 9 of the UCC) and other personal property, whether now owned or existing or hereafter arising or acquired by the Company, and expressly including any personal property, including things in action, other than accounts, chattel paper, commercial tort claims, deposit accounts, documents, goods, instruments, investment property, letter of credit rights, letters of credit, money, oil, gas or other minerals before extraction. The term “general intangibles” includes (a) payment intangibles (as such term is defined in Article 9 of the UCC), (b) software (as such term is defined in Article 9 of the UCC), (c) all patents, copyrights, trademarks, service marks, processes, formulae, know-how, prototypes, samples, plans, scientific and/or technical information, trade secrets, confidential or proprietary information, items under development, in application or other “pending” status, and all other items of a similar nature used in the conduct of the Company’s business, and (d) all benefits, rights, titles and interests under all partnership, joint venture and limited liability company agreements between or among the Company and any other party (but none of Company’s liabilities or obligations with respect thereto); however, the term “general intangibles” shall not include any swap agreement (as defined in 11 U.S.C. Sec. 101) with Secured Party.

(vi) Chattel Paper. All chattel paper (as such term is defined in Article 9 of the UCC), whether now owned or existing or hereafter arising or acquired by the Company.

(vii) Instruments. All instruments (as such term is defined in Article 9 of the UCC), including promissory notes, whether now owned or existing or hereafter arising or acquired by the Company.

(viii) Documents. All documents (as such term is defined in Article 9 of the UCC) whether now owned or existing or hereafter arising or acquired by the Company.

(ix) Letter of Credit Rights. All letter of credit rights (as such term is defined in Article 9 of the UCC) whether now owned or existing or hereafter arising or acquired by the Company.

(x) Deposit Accounts. All deposit accounts (as such term is defined in Article 9 of the UCC), whether now owned or existing or hereafter arising or acquired by the Company, and expressly including without limitation all cash, money, property, deposit accounts, accounts, securities, documents, chattel paper, claims, demands, instruments, items or deposits of the Company, now held or hereafter coming within Secured Party’s custody or control, including without limitation, all certificates of deposit and other depository accounts, whether such have matured or the exercise of Secured Party’s rights results in loss of interest or principal or other penalty on such deposits, but excluding deposits subject to tax penalties if assigned.

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(b) The Security Interest is granted as security only and shall not subject the Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Company with respect to any of the Collateral or any transaction in connection therewith.

(c) The inclusion of Proceeds in this Agreement does not authorize the Company to sell, dispose of or otherwise use the Collateral in any manner not specifically authorized hereby.

3. Representations and Warranties. The Company represents and warrants as follows:

(a) The exact legal name of the Company, as the legal name appears in the Company’s certificate of formation as of the date of this Agreement, is as set forth in the introductory paragraph of this Security Agreement. The Company has no other trade name, assumed name or alias.

(b) The place of business or, if the Company has more than one place of business, the chief executive office is located at the address of the Company specified in the introductory paragraph of this Security Agreement.

(c) The office where the Company keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, is located at the address of the Company specified in paragraph 3(b) of this Security Agreement. None of the Receivables is evidenced by a promissory note or other instrument.

(d) The Company owns the Collateral free and clear of any lien, security interest, charge or encumbrance. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office.

(e) This Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Liabilities, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

(f) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by the Company of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by the Company, or (ii) for the perfection of or the exercise by the Secured Party of their rights and remedies under the Promissory Note or this Security Agreement, including without limitation, the filing of a UCC-1 financing statement.

(g) The Company is a corporation duly organized and validly existing under the laws of the State of Nevada, qualified to do business in all jurisdictions in which the nature of the business conducted by the Company makes such qualification necessary and where failure so to qualify would not have a material adverse effect on the Company’s financial condition, operations, prospects or business, or the Company’s ability to perform all the Company’s obligations under this Security Agreement and the Promissory Note.

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(h) The Company is not in violation of any applicable law, which violations, individually or in the aggregate, would affect the Company’s performance of any obligation under this Security Agreement or the Promissory Note; there is no litigation before any court or governmental authority now pending or (to the Company’s knowledge after reasonable inquiry) threatened against the Company which, if adversely determined, could reasonably be expected to have a material adverse effect on the Company’s financial condition, operations, prospects or business as a whole, or ability to perform all the Company’s obligations under the Security Agreement and the Promissory Note.

(i) The Company is the holder of all governmental approvals, permits and licenses required to permit the Company to conduct its business as currently conducted and to enter into and perform the Company’s obligations under this Security Agreement and the Promissory Note.

(j) None of the execution and delivery of this Security Agreement, the consummation of the transactions contemplated in this Security Agreement or the Promissory Note, or compliance with the terms and provisions of this Security Agreement or the Promissory Note will conflict with or result in a breach of, or require any consent under, the Company’s articles of incorporation or by laws, or any applicable law, or any agreement or instrument to which the Company is a party or by which the Company is bound or to which the Company or any of the Company’s respective assets are subject, or constitute a default under any such agreement or instrument.

(k) The Company has all necessary power and authority to execute, deliver and perform the Company’s respective obligations under this Security Agreement and the Promissory Note; the Company’s execution, delivery and performance of this Security Agreement and the Promissory Note have been duly authorized by all necessary action on the Company’s part; and this Security Agreement and the Promissory Note have been duly and validly executed and delivered by the Company and each constitutes the Company’s legal, valid and binding obligation, enforceable in accordance with its and their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles.

4. Places of Business. The Company will notify the Secured Party promptly of the addition or discontinuance of any place of business or any change in the address of its principal or any other place of business. None of the Collateral shall be removed from the Company’s principal place of business set forth in the introductory paragraph of this Security Agreement until, as from time to time supplemented, unless the Secured Party is given thirty (30) days prior written notice of such removal, which notice shall state the location or locations to which said Collateral will be removed, or the Company has paid all amounts relating to the purchase price of such Collateral. The Company warrants that all of the Collateral is and shall continue to be located at the locations set forth herein or such other locations of which the Secured Party receives notice in accordance with this Section.

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5. Encumbrances. The Company will not create, incur, assume, or suffer to exist now or at any time throughout the duration of the term of this Security Agreement, any lien, security interest or other encumbrances against the Collateral, whether now owned or hereafter acquired, except for liens in favor of the Secured Party and any other liens allowed in writing by the Secured Party. The Company will notify the Secured Party of any lien, security interest or other encumbrance securing an obligation against the Collateral, and will defend the Collateral against such claim, lien, security interest or other encumbrance adverse to the Secured Party.

6. Maintenance of Collateral. The Company shall preserve the Collateral for the benefit of the Secured Party. Without limiting the generality of the foregoing, the Company shall:

(a) make all such repairs, replacements, additions and improvements to the equipment necessary to prevent the deterioration or loss thereof;

(b) preserve all beneficial contract rights to the extent commercially reasonable;

(c) in conjunction with, and at the direction of, the Secured Party, take commercially reasonable steps to collect all Receivables; and

(d) pay all taxes, assessments or other charges on the Collateral when due, unless the amount or validity of such taxes, assessments or charges are being contested in good faith by appropriate proceedings and reserves have been deposited with the Secured Party with respect thereto.

7.  Additional Provisions Concerning the Collateral.

(a) The Company authorizes the Secured Party to file, without the signature of the Company, where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral, all in the discretion of the Secured Party.

(b) If there is an Event of Default, the Company hereby irrevocably appoints the Secured Party as its attorney-in-fact (which power of attorney is coupled with an interest) and proxy, with full authority in the place and stead of the Company and in its name or otherwise, from time to time in the Secured Party’s discretion, to take any action or execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation: (i) to obtain and adjust insurance required to be paid to the Secured Party pursuant to Section 8 hereof; (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (iii) to receive, endorse, and collect any checks, drafts or other instruments, documents, and chattel paper in connection with clause (i) or clause (ii) above; (iv) to sign the Company's name on any invoice or bill of lading relating to any account, on drafts against customers, on schedules and assignments of accounts, on notices of assignment, financing statements and other public records, on verification of accounts and on notices to customers (including notices directing customers to make payment directly to the Secured Party); (v) during the continuation of an Event of Default hereunder, to notify the postal authorities to change the address for delivery of its mail to an address designated by the Secured Party, to receive, open and process all mail addressed to the Company; (vi) to send requests for verification of accounts to customers; and (vii) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral. The Company hereby ratifies and approves in advance all acts of said attorney; and so long as the attorney acts in good faith and without gross negligence it shall have no liability to the Company for any act or omission as to such attorney.

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(c) If the Company fails to perform any agreement contained herein and such failure to perform remains uncured for a period of ten (10) days following receipt of written notice by Secured Party, the Secured Party may perform, or cause performance of, such agreement or obligation, and the reasonable costs and expenses of the Secured Party incurred in connection therewith shall be payable by the Company immediately upon demand by Secured Party, shall bear interest at the highest legal rate from the date incurred until paid and shall be fully secured hereby.

(d) The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

(e) Anything herein to the contrary notwithstanding, (i) the Company shall remain liable under any contracts and agreements relating to the Collateral, to the extent set forth therein, to perform all of its obligations thereunder, to the same extent as if this Security Agreement had not been executed; (ii) the exercise by the Secured Party of any of its rights hereunder shall not release the Company from any of its obligations under the contracts and agreements relating to the Collateral; and (iii) the Secured Party shall not have any obligation or liability by reason of this Security Agreement under any contracts and agreements relating to the Collateral, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Company thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

(f) In the event the Company acquires a Subsidiary with the proceeds of the Promissory Note (in whole or in part), as a condition thereto and simultaneously with such acquisition, the Company shall pledge the securities of such Subsidiary by executing a new Security Agreement-Pledge in the form of Schedule A attached hereto in favor of the Secured Party.

(g) Until the Secured Liabilities are paid in full, the Company agrees that the Company will (i) preserve the Company’s corporate existence and not, in one transaction or a series of related transactions, convert to a different type of entity, merge into or consolidate with any other entity (other than in connection with the Company’s pending merger with Viking Energy Group, Inc., which merger is expressly approved), or sell all or substantially all of its assets; (ii) not change the state of the Company’s organization; and (iii) not change the Company’s name or identity in any manner, unless in the case of this clause (iii) only, the Company shall have given the Secured Party not less than forty-five (45) days prior notice thereof.

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8. Insurance. The Company shall maintain insurance covering the Collateral with financially sound and reputable insurers satisfactory to the Secured Party against such risks as are customarily insured by a business in the same or a similar industry and similarly situated for an amount not less than the full replacement value of such Collateral. All such insurance policies covering property on and after the date such property becomes subject to the Security Interest shall be written so as to be payable in the event of loss to the Secured Party, and shall provide for at least thirty (30) days prior written notice to the Secured Party prior to the cancellation or modification of each such policy. At the request of the Secured Party, all insurance policies covering property subject to the Security Interest shall be furnished to and held by the Secured Party. If, while any Secured Liabilities are outstanding, any proceeds with respect to any casualty loss are paid to the Secured Party under such policies on account of such casualty loss, and no default has occurred and is continuing, the Secured Party will pay over such proceeds in whole or in part to the Company, for the purpose of repairing or replacing the Collateral destroyed or damaged, with any such repaired or replaced Collateral to be secured by this Security Agreement. If an Event of Default has occurred and is continuing, the Secured Party may apply the proceeds as Secured Party deems fit, subject to applicable law and may cancel, assign or surrender any such insurance policies.

9. Fixtures. It is the intention of the Parties hereto that none of the equipment or other property securing the Secured Liabilities hereunder shall become fixtures.

10. Default. Any one or more of the following events shall constitute an event of default (an “Event of Default”):

(a) any representation or warranty made or deemed made by the Company in this Security Agreement shall prove to have been materially incorrect, false, incomplete or misleading; or

(b) the occurrence of an “Event of Default” as defined in the Promissory Note.

11. Remedies.

(a) Upon the occurrence of an Event of Default and at any time or times during the continuance thereof, unless such Event of Default shall have been cured within the applicable time period, if any, or waived in writing by the Secured Party, and subject to the provisions of applicable law, the Secured Party may exercise any one or more of the following remedies:

(i)The Secured Party shall have full power and authority to sell or otherwise dispose of the Collateral or any part thereof. Any such sale or other disposition, subject to the provisions of applicable law, may be by public or private proceedings and may be made by one or more contracts, as a unit or in parcels, at such time and place, by such method, in such manner and on such terms as the Secured Party may determine. Except as required by law, such sale or other disposition and such notice will be deemed to have been sufficiently given if such notice is hand-delivered or mailed postage prepaid, at least ten (10) days before the time of such sale or other disposition, to the Company at its address as specified in the Security Agreement. To the extent permitted by law, the Secured Party may buy any or all of the Collateral upon any sale thereof. To the extent permitted by law, upon any such sale or sales, the Collateral so purchased shall be held by the purchaser absolutely free from any claims or rights of whatsoever kind or nature, including any claim of redemption and any similar rights being hereby expressly waived and released by the Company. In connection with any such sale, the Secured Party shall be permitted to limit its warranties to the maximum extent provided in the UCC. After deducting all reasonable costs and expenses of collection, custody, sale or other disposition or delivery (including legal costs and reasonable attorneys' fees) and all other charges due against the Collateral, the residue of the proceeds of any such sale or other disposition shall be applied to the payment of the Secured Liabilities, except as otherwise provided by law or directed by any court of competent jurisdiction, and any surplus after the payment in full of the Secured Liabilities shall be returned to the Company, except as otherwise provided by law or any such court. The Company shall be liable for any deficiency in payment of the Secured Liabilities, including all reasonable costs and expenses of collection, custody, sale or other disposition or delivery and all other charges due against the Collateral, as herein enumerated.

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(ii)The Secured Party may notify an account Company of the Company to make payment to the Secured Party whether the Company or the Secured Party were previously making collections on any of the accounts receivable; and the Secured Party may also take control of any proceeds from any Collateral.

(iii)At any time whether or not an Event of Default has occurred, with or without notice, the Secured Party is authorized to offset and charge against any other credits and obligations ever owed by the Secured Party to the Company, any amount for which the Company may become obligated to the Secured Party at any time, whether under the Promissory Note or otherwise. The obligations secured by the Security Interest granted and by the Secured Party’s right of offset includes all obligations of any kind or type now or hereafter arising, owed by the Company to the Secured Party, whether liquidated or unliquidated, direct or indirect, contingent or not.

(iv)The Secured Party may commence proceedings in any court of competent jurisdiction for the appointment of a receiver (which term shall include a receiver-manager) of the Collateral or of any part thereof or may by instrument in writing appoint any person to be a receiver of the Collateral or any part thereof and may remove any receiver so appointed by the Secured Party and appoint another in his stead; and any such receiver appointed by instrument in writing shall have power (a) to take possession of the Collateral or any part thereof, (b) to carry on the business of the Company, (c) to borrow money on the security of the Collateral in priority to this Security Agreement to the extent required for the maintenance, preservation or protection of the Collateral or any part thereof or for the carrying on of the business of the Company, and (d) to sell lease or otherwise dispose of the whole or any part of the Collateral at public auction, by public tender or by private sale, either for cash or upon credit, at such time and upon such terms and conditions as the receiver may determine; provided that any such receiver shall be deemed the agent of the Company and the Secured Party shall not be in any way responsible for any misconduct or negligence of any such receiver.

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(v)The Secured Party shall have all other rights and remedies of a secured party provided under the UCC.

(vi)The Secured Party shall have all other rights and remedies allowed at law and/or in equity.

(b) It is provided, however, that in the Secured Party’s efforts in collection on the Collateral, the Company shall be liable and responsible for any deficiency.

12. Limitation on Duty of the Secured Party in Respect of Collateral. The powers conferred on the Secured Party under this Security Agreement are solely to protect the Secured Party’s interests in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. Except for reasonable care in the custody of any Collateral in the Secured Party’s possession and the accounting for moneys actually received by the Secured Party under this Security Agreement, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in the Secured Party’s possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other bailee selected by the Secured Party in good faith. Except as otherwise expressly provided in this Section 12, the Company has the risk of loss of the Collateral. Further, the Secured Party has no duty to collect any income accruing on the Collateral or to preserve any rights relating to the Collateral. The Secured Party shall have no obligation to clean up or otherwise prepare the Collateral for sale.

13. Concerning Secured Party. In furtherance and not in derogation of the rights, privileges and immunities of the Secured Party:

(a) The Secured Party is authorized to take all such action as is provided to be taken by the Secured Party under this Security Agreement and all other action reasonably incidental thereto. As to any matters not expressly provided for in this Security Agreement (including the timing and methods of realization upon the Collateral), the Secured Party shall act or refrain from acting in the Secured Party’s sole reasonable discretion.

(b) The Secured Party shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on the Secured Party’s part under this Security Agreement. The Secured Party shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Security Agreement by the Company.

14. Payment of Taxes, Charges, Etc. The Secured Party, at its option, after notice to the Company, may discharge any taxes, charges, assessments, security interest, liens or other encumbrances upon the Collateral or otherwise protect the value thereof. All such expenditures incurred by the Secured Party shall become payable by the Company to the Secured Party upon demand, shall bear interest at the highest legal rate from the date incurred to the date of payment, and shall be secured by the Collateral.

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15. Waivers. To the extent permitted by law, the Company hereby waives demand for payment, notice of dishonor or protest and all other notices of any kind in connection with the Secured Liabilities except notices required hereby, by law or by any other agreement between the Company and the Secured Party, including, but not limited to the Promissory Note, if any. The Secured Party may release, supersede, exchange or modify any Collateral or security which it may from time to time hold and may release, surrender or modify the liability of any third party without giving notice hereunder to the Company. Such modifications, changes, renewals, releases or other actions shall in no way affect the Company's obligations hereunder.

16. Transfer Expenses, Etc. The Company will pay, indemnify and hold the Secured Party harmless from and against all reasonable costs and expenses (including taxes, if any) arising out of or incurred in connection with any transfer of Collateral into or out of the name of the Secured Party and all reasonable costs and expenses, including reasonable legal fees, of the Secured Party arising out of or incurred in connection with this Security Agreement.

17. Termination. This Security Interest shall terminate following the full payment, satisfaction, or discharge of all Secured Liabilities. Upon such termination, the Secured Party will deliver to the Company appropriate UCC termination statements with respect to Collateral so released from the Security Interest for filing with each filing officer with which UCC financing statements have been filed by the Secured Party to perfect the Security Interest in such Collateral.

18. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and the Secured Party and their respective successors and assigns.

19. Severability of Provisions. Any provision of any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

20. Submission to Jurisdiction. (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT AND THE PROMISSORY NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES LOCATED IN HARRIS COUNTY, TEXAS AND, BY EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT, THE COMPANY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF THE COMPANY’S PROPERTY, UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY PURSUANT TO SECTION 22, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING IN THIS SECURITY AGREEMENT SHALL AFFECT THE RIGHT OF THE SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

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(b) THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH THE COMPANY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS SECURITY AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) OF THIS SECTION 20 AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

21. Waiver of Jury Trial. THE COMPANY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS SECURITY AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THIS SECURITY AGREEMENT OR ARISING FROM OR RELATING TO ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS SECURITY AGREEMENT, AND AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

22. Notice. Any notice or communication required or permitted hereunder shall be deemed to be delivered, whether actually received or not, three (3) business days after being sent via courier service (such as Federal Express), and addressed to the intended recipient at the address set forth in the introductory paragraph of this Security Agreement. Any address for notice may be changed by written notice delivered as provided herein.

23. Governing Law. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS, OR REMEDIES UNDER THIS SECURITY AGREEMENT, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

24. Prevailing Party. If any legal action or other proceeding is brought for the enforcement of this Agreement executed in connection with, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement or any document, instrument or agreement executed in connection herewith, the successful prevailing party shall be entitled to recover reasonable attorney’s fees, court costs and all other costs and expenses incurred in that action or proceeding.

25. Drafting. Each of the Parties hereto acknowledges that each Party was actively involved in the negotiation and drafting of this Agreement and that no law or rule of construction shall be raised or used in which the provisions of this Agreement shall be construed in favor or against any Party hereto because one is deemed to be the author thereof.

26. No Waiver of Right of Remedies. No failure or delay by Secured Party in exercising any right, power, or privilege given by any provision of this Agreement shall operate as a waiver of the provision. Additionally, no single or partial exercise of any right, power, or privilege shall preclude any other or further exercise of that or any other right, power, or privilege.

27. COUNSEL. EACH PARTY ACKNOWLEDGES THAT THE PARTIES ARE EXECUTING A LEGAL DOCUMENT THAT CONTAINS CERTAIN DUTIES, OBLIGATIONS AND RESTRICTIONS AS SPECIFIED HEREIN. EACH PARTY FURTHERMORE ACKNOWLEDGES THAT EACH PARTY HAS BEEN ADVISED OF THEIR RIGHT TO RETAIN LEGAL COUNSEL, AND THAT EACH PARTY HAS EITHER BEEN REPRESENTED BY LEGAL COUNSEL PRIOR TO THEIR EXECUTION HEREOF OR HAS KNOWINGLY ELECTED NOT TO BE SO REPRESENTED.

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IN WITNESS WHEREOF, the Parties hereto have executed this Security Agreement as of the date first written above.

COMPANY:

CAMBER ENERGY, INC.

By:
Name:
Title:

SECURED PARTY:

By:
Name:
Title:

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